The  shareholders  of MFS  Aggressive  Growth  Allocation  Fund,  a series of
 MFS  Series  Trust X, held a
special meeting of shareholders on February 15, 2008. Shareholders represented in person or by proxy voted as follows:

Proposal 1:       To approve an  amendment to the current  Master  Distribution
  Plan adopted  pursuant to
Rule 12b-1 under the Investment Company Act of 1940, as amended, with respect to Class R1 Shares of the Fund.

-------- ----------------------- ----------------------- -------------------
            Number of Dollars       % of Outstanding        % of Dollars Voted
                                          Dollars
-------- ----------------------- ----------------------- -------------------
------------------------------- ----------------------- -------------------
Affirmative         $13,264,475.91                 58.226%             87.504%
--------- ----------------------- ----------------------- -------------------
---------- ----------------------- ----------------------- -------------------
Against           $402,738.90                  1.768%              2.657%
-------- ----------------------- ----------------------- -------------------
------------------------------- ----------------------- -------------------
Abstain           $1,491,519.48                  6.547%              9.839%
----------------------------- ----------------------- -------------------
------- ----------------------- ----------------------- -------------------
TOTAL         $15,158,734.29                 66.541%            100.000%
------ ----------------------- ----------------------- -------------------


The shareholders of MFS Conservative Allocation Fund, a series of MFS Series Trust X, held a special meeting of shareholders on February 15, 2008. Shareholders represented in person or by proxy voted as follows:

Proposal 1:       To approve an  amendment to the current  Master  Distribution
  Plan adopted  pursuant to
Rule 12b-1 under the Investment Company Act of 1940, as amended, with respect to Class R1 Shares of the Fund.

-------- ----------------------- ----------------------- -------------------
            Number of Dollars       % of Outstanding        % of Dollars Voted
------- ----------------------- ----------------------- -------------------
------- ----------------------- ----------------------- -------------------
Affirmative         $6,143,925.50                 56.574%             94.590%
------------------------------- ----------------------- -------------------
-------- ----------------------- ----------------------- -------------------
Against            $270,463.38                  2.491%              4.164%
-------- ----------------------- ----------------------- -------------------
------- ----------------------- ----------------------- -------------------
Abstain              $80,906.20                   .745%              1.246%
------------------------------- ----------------------- -------------------
------ ----------------------- ----------------------- -------------------
TOTAL           $6,495,295.08                 59.810%            100.000%
------ ----------------------- ----------------------- -------------------




The  shareholders  of MFS Growth  Allocation  Fund, a series of MFS Series
 Trust X, held a special meeting
of shareholders on February 15, 2008. Shareholders represented in person or by proxy voted as follows:

Proposal 1:       To approve an  amendment to the current  Master
Distribution  Plan adopted  pursuant to
Rule 12b-1 under the Investment Company Act of 1940, as amended, with respect to Class R1 Shares of the Fund.

----------------------------- ----------------------- -------------------
           Number of Dollars       % of Outstanding        % of Dollars Voted
---------------------------- ----------------------- -------------------
-------------------------------- ----------------------- -------------------
Affirmative        $22,216,202.59                 61.839%             94.939%
--------------------------- ----------------------- -------------------
------- ----------------------- ----------------------- -------------------
Against                $1,256.37                   .003%               .005%
------- ----------------------- ----------------------- -------------------
---- ----------------------- ----------------------- -------------------
Abstain          $1,183,097.27                  3.293%              5.056%
----- ----------------------- ----------------------- -------------------
----- ----------------------- ----------------------- -------------------
TOTAL            $23,400,556.23                 65.135%            100.000%
-------- ----------------------- ----------------------- -------------------



The  shareholders of MFS Moderate  Allocation Fund, a series of MFS Series
 Trust X, held a special meeting
of shareholders on February 15, 2008. Shareholders represented in person or by proxy voted as follows:

Proposal 1:       To approve an  amendment to the current  Master  Distribution
  Plan adopted  pursuant to
Rule 12b-1 under the Investment Company Act of 1940, as amended, with respect to Class R1 Shares of the Fund.

------ ----------------------- ----------------------- -------------------
       Number of Dollars       % of Outstanding        % of Dollars Voted
------- ----------------------- ----------------------- -------------------
---------- ----------------------- ----------------------- -------------------
Affirmative       $15,637,129.26                 58.351%             94.187%
------- ----------------------- ----------------------- -------------------
-------- ----------------------- ----------------------- -------------------
Against             $162,999.56                   .608%               .982%
------- ----------------------- ----------------------- -------------------
------- ----------------------- ----------------------- -------------------
Abstain          $802,043.20                  2.993%              4.831%
---------- ----------------------- ----------------------- -------------------
---- ----------------------- ----------------------- -------------------
TOTAL          $16,602,172.02                 61.952%            100.000%
---------- ----------------------- ----------------------- -------------------



The  shareholders  of MFS  International  Diversification  Fund,  a series of
 MFS  Series  Trust X, held a
special  meeting of  shareholders  on February 15, 2008.  Shareholders represented  in person or by proxy
voted as follows:

Proposal 1:       To approve an  amendment to the current  Master  Distribution
  Plan adopted  pursuant to
Rule 12b-1 under the Investment Company Act of 1940, as amended, with respect to Class R1 Shares of the Fund.

--------- ----------------------- ----------------------- -------------------
         Number of Dollars       % of Outstanding        % of Dollars Voted
----------- ----------------------- ----------------------- -------------------
----------- ----------------------- ----------------------- -------------------
Affirmative     $3,058,117.73                 55.610%             98.533%
--------- ----------------------- ----------------------- -------------------
--------- ----------------------- ----------------------- -------------------
Against           $7,859.91                   .143%               .253%
----------- ----------------------- ----------------------- -------------------
---------- ----------------------- ----------------------- -------------------
Abstain             $37,679.84                   .685%              1.214%
-------- ----------------------- ----------------------- -------------------
--------- ----------------------- ----------------------- -------------------
TOTAL                $3,103,657.48                 56.438%            100.000%
--------- ----------------------- ----------------------- -------------------